                                                                    EXHIBIT 99.1

                       BAY VIEW SECURITIZATION CORPORATION
                          BAY VIEW 2000 LJ-1 AUTO TRUST
                      FOR REMITTANCE DATE: AUGUST 31, 2003


A.  PRINCIPAL BALANCE RECONCILIATION            A-1             A-2               A-3              A-4            TOTAL
(A)  ORIGINAL PRINCIPAL BALANCE            64,000,000.00   132,000,000.00    80,000,000.00    80,559,839.00   356,559,839.00


(B)  BEGINNING PERIOD PRINCIPAL BALANCE             0.00             0.00             0.00    36,907,397.21    36,907,397.21


(C)  COLLECTIONS (REGULAR PAYMENTS)                 0.00             0.00             0.00     1,689,455.75     1,689,455.75


(D)  WITHDRAWAL FROM PAYAHEAD                       0.00             0.00             0.00            14.14            14.14


(E)  COLLECTIONS (PRINCIPAL PAYOFFS)                0.00             0.00             0.00     1,274,532.38     1,274,532.38


(F)  NET LIQUIDATION PROCEEDS                       0.00             0.00             0.00        69,514.14        69,514.14


(G)  CHARGE OFF AMOUNT                              0.00             0.00             0.00        98,582.28        98,582.28


(H)  PARTIAL CHARGE-OFFS                            0.00             0.00             0.00             0.00             0.00


(I)  REPURCHASES                                    0.00             0.00             0.00    33,775,298.52    33,775,298.52

                                           -------------   --------------    -------------    -------------   --------------
(J)  ENDING BALANCE                                 0.00             0.00             0.00             0.00             0.00
                                           =============   ==============    =============    =============   ==============

(K)  CERTIFICATE FACTOR                         0.000000%        0.000000%        0.000000%        0.000000%        0.000000%



A.  PRINCIPAL BALANCE RECONCILIATION            # LOANS

(A)  ORIGINAL PRINCIPAL BALANCE                  20,329

(B)  BEGINNING PERIOD PRINCIPAL BALANCE           4,994

(C)  COLLECTIONS (REGULAR PAYMENTS)                 N/A

(D)  WITHDRAWAL FROM PAYAHEAD                       N/A

(E)  COLLECTIONS (PRINCIPAL PAYOFFS)                341

(F)  NET LIQUIDATION PROCEEDS                       N/A

(G)  CHARGE OFF AMOUNT                               17

(H)  PARTIAL CHARGE-OFFS                            N/A

(I)  REPURCHASES                                  4,636
                                                 ------
(J)  ENDING BALANCE                                   0
                                                 ======

(K)  CERTIFICATE FACTOR


B.  CASH FLOW RECONCILIATION                                                                                       TOTALS
(A)  CASH WIRED                                                                                                 3,338,033.29

(B)  INTEREST WIRED                                                                                                 2,880.61

(C)  WITHDRAWAL FROM PAYAHEAD ACCOUNT                                                                              14,319.96

(D)  ADVANCES                                                                                                           0.00

(E)  REPURCHASES                                                                                               33,775,298.52

(F)  GROSS CHARGE OFF RECOVERIES                                                                                   17,984.48

(G)  SPREAD ACCOUNT WITHDRAWAL                                                                                     41,534.61

(H)  "A" SURETY BOND DRAW FOR "A-1"
      PRINCIPAL OR INTEREST                                                                                             0.00

(I)  "A" SURETY BOND DRAW FOR "A-2"
     PRINCIPAL OR INTEREST                                                                                              0.00

(J)  "A" SURETY BOND DRAW FOR "A-3"
     PRINCIPAL OR INTEREST                                                                                              0.00

(K)  "A" SURETY BOND DRAW FOR "A-4"
      PRINCIPAL OR INTEREST                                                                                             0.00
                                                                                                             -------------
     TOTAL COLLECTIONS                                                                                         37,190,051.47
                                                                                                               =============


C.  TRUSTEE DISTRIBUTION                                                                                          TOTAL

(A)  TOTAL CASH FLOW                                                                                           37,190,051.47

(B)  UNRECOVERED INTEREST ADVANCES                                                                                  1,704.28

(C)  SERVICING FEE (DUE AND UNPAID)                                                                                23,067.12

(D)  INTEREST TO "A-1" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                         0.00

(E)  INTEREST TO "A-2" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                         0.00

(F)  INTEREST TO "A-3" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                         0.00

(G)  INTEREST TO "A-4" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                   234,977.10

(H)  PRINCIPAL TO "A-1" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                         0.00

(I)  PRINCIPAL TO "A-2" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                         0.00

(J)  PRINCIPAL TO "A-3" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                         0.00

(K)  PRINCIPAL TO "A-4" CERTIFICATE
     HOLDERS, INCLUDING OVERDUE                                                                                36,907,397.21

(L)  SURETY BOND FEE                                                                                                6,356.27

(M)  INTEREST ADVANCE RECOVERY PAYMENTS                                                                                 0.00

(N)  UNREIMBURSED DRAWS ON CLASS "A"
     SURETY BOND FOR CLASS "A-1" INT
     OR PRIN                                                                                                            0.00

(O)  UNREIMBURSED DRAWS ON CLASS "A"
     SURETY BOND FOR CLASS "A-2" INT
     OR PRIN                                                                                                            0.00

(P)  UNREIMBURSED DRAWS ON CLASS "A"
     SURETY BOND FOR CLASS "A-3"
     INT OR PRIN                                                                                                        0.00

(Q)  UNREIMBURSED DRAWS ON CLASS "A"
     SURETY BOND FOR CLASS "A-4" INT
     OR PRIN                                                                                                            0.00

(R)  DEPOSIT TO PAYAHEAD                                                                                                0.00

(S)  BANK ACCOUNT INTEREST                                                                                          2,880.61

(T)  EXCESS YIELD                                                                                                  13,668.88
                                                                                                               -------------
     BALANCE                                                                                                            0.00
                                                                                                               =============

                      BAY VIEW SECURITIZATION CORPORATION
                         BAY VIEW 2000 LJ-1 AUTO TRUST
                      FOR REMITTANCE DATE: AUGUST 31, 2003

D.  SPREAD ACCOUNT AND SURETY
    RECONCILIATION                                                                                 SPREAD         SURETY
                                                                                                   ACCOUNT          BOND
(A)  BEGINNING BALANCE                                                                           4,404,170.53   2,000,000.00


(B)  ADDITIONS TO SPREAD AMOUNT                                                                     13,668.88             NA


(C)  INTEREST EARNED                                                                                 3,205.76           0.00


(D)  DRAWS                                                                                          41,534.61           0.00


(E)  REIMBURSEMENT FOR PRIOR DRAWS                                                                        N/A           0.00


(F)  DISTRIBUTION OF FUNDS TO SERVICER                                                                    N/A           0.00


(G)  PRIOR MONTH DISTRIBUTION OF FUNDS
     TO "IC" CERTIFICATEHOLDER                                                                           0.00            N/A


                                                                                                 ------------   ------------
(H)  ENDING BALANCE                                                                            * 4,379,510.56   2,000,000.00
                                                                                                 ============   ============

                                                                                                 ------------   ------------
(I)  REQUIRED BALANCE                                                                            4,456,997.99   2,000,000.00
                                                                                                 ============   ============

(J)  CURRENT MONTH DISTRIBUTION OF                                                               ------------
     FUNDS TO "IC" CERTIFICATEHOLDER                                                                     0.00
                                                                                                 ============


* Any retained amount will be immediately released to the IC Certificateholder upon MBIA's acceptance of an indemnification from Bay View Acceptance Corporation in form and substance reasonably acceptable to it. MBIA's release of the amounts remaining in the Spread Account  prior to the expiration of the applicable preference period of one year and one day following the Termination Date shall constitute a discharge of any further obligation of any party to retain any amount in the
Spread Account.


E.



(A)  BEGINNING BALANCE                                                                                             14,319.96


(B)  DEPOSIT                                                                                                            0.00


(C)  WITHDRAWAL                                                                                                    14,319.96


                                                                                                                ------------
(D)  ENDING BALANCE                                                                                                     0.00
                                                                                                                ============








Approved by:       /s/ Lisa Staab
                   -----------------------------
                   Lisa Staab
                   VP,Controller
                   Bay View Acceptance Corp